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                                                                   EXHIBIT 10.11



                           FORM OF COMMERCIAL LEASE

         THIS COMMERCIAL LEASE is made this 23rd day of December, 1996, in consideration of the rights and obligations of the parties hereinafter expressed.


                                 ARTICLE  1.
                       IDENTIFICATIONS AND DEFINITIONS

         SECTION 1.1. LESSOR: "Lessor" refers to Liddell L.L.C., an Indiana limited liability company. "Lessor's Address" is designated as 1520 E. LaSalle, South Bend, Indiana 46615.

         SECTION 1.2. LESSEE: "Lessee" refers to Systems Management, Inc.. "Lessee's Address" is the same as the Leased Premises described hereinbelow.

         SECTION 1.3. DEFINITIONS: The following definitions shall apply to the use of the words in this Lease.

                 1.3.1. LEASED PREMISES: The "Leased Premises" refers to the real estate located at 53702 Generations Drive, South Bend, Indiana 46635, and the buildings and improvements located thereon, which real estate is more fully described on Exhibit "A" hereto.

                 1.3.2. IMPROVEMENTS: "Improvements" includes any and all of the following improvements located on or belonging to the Leased
         Premises: all fixtures, additions, alterations, and installations of a permanent type of any nature whatsoever installed upon the Premises, including without limiting the generality thereof, heating systems; heat regulators; electrical systems; lighting systems; interior or exterior lighting fixtures; plumbing systems; water heaters; water pumps; sump pumps; pressure tanks; water softeners; air conditioning systems; air conditioners; interior walls; ceilings; carpets; carpet pads; other floor coverings; affixed cabinets; counters; window shades; venetian blinds; curtain rods; storm windows; screens; awnings; fences; wash tubs; shrubbery; shower stalls; towel racks; bars; soap dispensers; hand dryers; saunas; door bells or chimes; lattices; television towers; antennas and rotors; and, satellite dishes.

                 1.3.3. LEASE: "Lease" refers to this Commercial Lease as amended or supplemented, in writing, from time to time.

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                 SECTION 1.4.  LESSEE'S USE:  The Leased Premises shall be used by Lessee for any legal purposes compatible with the premises. As used in this Lease, "Use", "Lessee's Use", or words of similar import refer to Lessee's aforesaid uses of the Leased Premises.

                 SECTION 1.5 USE RESTRICTIONS: Lessee shall use the Leased Premises in the manner provided in Section 1.4 and in no other manner. Lessee will not commit nor permit any act on the Leased Premises which violates any law of the United States of America, or the State of Indiana, or the political subdivisions thereof in which the Leased Premises are located. Lessee will not use nor permit upon the Leased Premises anything that may be dangerous to life or limb. Lessee will not in any manner deface or injure the Leased Premises or any part thereof nor overload the floors of the Leased Premises. Lessee will not permit any objectionable noise or odor to escape or be emitted from the Leased Premises, nor do anything or permit anything to be done upon the Leased Premises in any way tending to create a nuisance, or tending to disturb any occupant of neighboring property, nor tending to injure the reputation of the Leased Premises. Lessee will comply with all governmental, health and police requirements and regulations respecting the Leased Premises which are required to be complied with by tenants generally.



                                 ARTICLE 2.
                             RENT AND LEASE TERM

         SECTION 2.1. GRANT OF LEASE: Pursuant to the terms of this Lease, Lessor does hereby let, lease and demise the Leased Premises unto Lessee, and Lessee does hereby lease and take the Leased Premises from Lessor together with structures which are a part of the Leased Premises and Improvements located therein and all the easements, rights and appurtenances in connection therewith or belonging thereto, including, but not limited to, the right to the free and unobstructed use of common areas, alley rights, access at all reasonable times to loading areas and docks, the right to the use of sidewalks, streets, roads, walks, parking lots, service areas and all driveways and approaches leading from abutting highways and public thoroughfares.

         SECTION 2.2. EXCEPTIONS TO DEMISE: Notwithstanding anything to the contrary herein contained, this Lease is subject to all easements, both recorded and unrecorded, affecting the real property upon which the Leased Premises is located.

         SECTION 2.3. COMMENCEMENT DATE: The "Commencement Date" shall be the date hereof. This Lease shall be binding upon the parties upon the execution hereof by the last person so to do.

         SECTION 2.4. TERM: The Lease term shall commence on December 1, 1996, and shall continue until November 30, 2001, subject to the conditions and provisions herein





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contained.  In addition, Lessee shall have three (3) options to renew the Lease term for an additional five (5) years per option. Each option to renew may be exercised by Lessee providing Lessor written notice of Lessee's intention to exercise that option, which written notice shall be given not less than thirty
(30), but not more than ninety (90), days before the expiration of the then current lease term (including as extended by virtue of options to renew previously exercised).

         SECTION 2.5. BASE RENT: In addition to such other payments as are required by this Lease, Lessee agrees to pay as the base rental for the Leased Premises from the Commencement Date for the term of this Lease the sum of $6,930.00 per month, which monthly rent shall be payable in advance each month, commencing on December 1, 1996, and continuing on like date of each month thereafter. There shall be an additional increased adjustment in the rental payment after the first year of the lease and each subsequent year during the first five year term. Said increase to be based upon the Consumer Price Index increase as published by The Wall Street Journal. If Lessee exercises any of its renewal options provided for in the preceding Section 2.4, the amount of base rent during that option period shall be a fair and equitable amount agreed upon by Lessor and Lessee.

         SECTION 2.6. PLACE OF PAYMENT, LATE PAYMENTS AND CHARGES: All payments of any amounts owed hereunder shall be sent to Lessor at Lessor's address, and shall be deemed to have been made when received by Lessor. If Lessor desires payments to be made to some other person or sent to an address other than herein provided, Lessor shall notify Lessee thereof in writing at least fifteen (15) days prior to the next ensuing date upon which payment is due. In the event payment of any sums required to be paid by Lessee to Lessor under this Lease, including without limiting the generality of the foregoing, rent, deposits, and payments made by Lessor under any provision hereof for which Lessor is entitled to reimbursement by Lessee, shall become overdue more than fifteen (15) days beyond the date on which they are due and payable as in this Lease provided, a late charge of one and one-half percent (1-1/2%) per month (computed on a 30-day month), on the sums so overdue shall become immediately due and payable to Lessor as liquidated damages for Lessee's failure to make prompt payment. Late charges shall be payable on the first day of the month next succeeding any month during which such late charges accrue and shall accrue from the date payment is due and payable. In the event of nonpayment of any late charges, Lessor shall have, in addition to all other rights and remedies, all the rights and remedies provided for herein and by law for nonpayment of rent. No failure by Lessor to insist upon the strict performance by Lessee of Lessee's obligations to timely pay late charges shall constitute a waiver by Lessor of its rights to enforce the provisions of this
Section in any instance thereafter occurring or to demand payment of accrued and unpaid late charges.

         SECTION 2.7. REAL PROPERTY TAXES AND ASSESSMENTS: Lessor shall pay, when due, all general real property taxes and special assessments levied and assessed, or to





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be levied and assessed, upon the Leased Premises, or upon any Improvements now or hereafter located thereon during the term of this Lease. Personal property taxes upon Lessee's property installed, attached, situated or stored in or on the Leased Premises shall be paid by Lessee on or before the due date thereof.


         SECTION 2.8. DELIVERY OF POSSESSION: On or before the Commencement Date hereof, Lessor agrees to place Lessee in actual and exclusive physical possession of the Leased Premises. Such possession shall be delivered to Lessee in conformity with law and free and clear of all other lessees and occupants.

         SECTION 2.9. TERMINATION: Upon the termination of the Lease by reason of the expiration of the term hereof or any extensions or renewals hereof, or upon earlier termination upon default, as herein provided, Lessee shall vacate the Leased Premises. Possession of the Leased Premises shall be redelivered to Lessor in good condition reasonable wear and tear, casualty and condemnation excepted.

                                 ARTICLE 3.
                                   DEPOSIT

         SECTION 3.1.  RECEIPT OF DEPOSIT:  Lessee agrees to deposit with
Lessor no later than the close of business of the date hereof, the additional sum of $0 as security for the full and faithful performance by Lessee of the terms, conditions, and covenants of this Lease on Lessee's part to be performed.

         SECTION 3.2. APPLICATION TOWARD RENT: If at any time Lessee is in default in the payment of rent herein reserved or any portion thereof, or of any other sums expressly constituting rent hereunder, Lessor may appropriate and apply any portion of the security deposit as may be necessary to the payment of the overdue rent or other sums expressly constituting rent hereunder.

         SECTION 3.3. APPLICATION TOWARD REPAIRS: If at any time during the term hereof Lessee fails to repair any damage to the Leased Premises that Lessee is required to repair pursuant to the terms hereof, after thirty (30) days written notice. Lessor may appropriate and apply any portion of the security deposit as may be reasonably necessary to make such repairs.

         SECTION 3.4. REPLENISHMENT OF DEPOSIT: In the event any portion of the deposit is appropriated as provided in this Article and the tenancy hereby created is not terminated, Lessee shall within fifteen (15) days of notice thereof pay to Lessor an additional deposit equal to the amount of such appropriation.





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         SECTION 3.5.  APPLICATION FOR CLEANING:  If on termination of this tenancy for any reason Lessee does not leave the Leased Premises in reasonably clean condition, then Lessor may appropriate and apply any portion of the security deposit as may be reasonably necessary to put the Leased Premises in such a clean condition.

         SECTION 3.6. TRANSFER OF DEPOSIT: Should Lessor transfer this Lease in any manner, Lessor shall:

                 3.6.1. Transfer the portion of such deposit remaining after any lawful deductions, as above, to Lessor's successors in interest. On receipt of such remaining deposit, the successor in interest of Lessor shall have all of the rights and obligations of Lessor with respect to such deposit; or

                 3.6.2. Return to Lessee the portion of such deposit remaining after any lawful deductions have been made.

         SECTION 3.7. RETURN OF DEPOSIT: Any remaining portion of the security deposit, after any lawful deductions as above, shall be returned to Lessee no later than thirty days after termination of this Lease (including as may be extended under renewal options provided for herein), directed to the address left by Lessee specifically for such purpose, or otherwise directed to Lessee's last known address.


                                 ARTICLE 4.
                  PERSONAL PROPERTY, FIXTURES, MAINTENANCE
                                     AND
                           ALTERATION OF PREMISES

          SECTION 4.1. ALTERATIONS, FIXTURES, AND IMPROVEMENTS: All Improvements installed upon the Leased Premises by Lessee shall be or remain the property of Lessor. All Improvements made or placed in or on the Leased Premises by Lessee shall, on expiration or earlier termination of this Lease, belong to Lessor without compensation to Lessee, provided, however, that Lessor shall have the option, to be exercised not less than ninety (90) days prior to the expiration or earlier termination of this Lease, to require Lessee to remove any or all such Improvements. Before making any structural alterations or modifications to the Leased Premises, Lessee shall submit plans and designs therefor to Lessor for approval, which approval shall not be unreasonably withheld or delayed, and in the event that the plans and designs are disapproved by Lessor, such modifications shall not be installed.

          SECTION 4.2. COMPLIANCE WITH THE AMERICANS WITH DISABILITIES ACT:
Lessee assumes all liability, obligation and expense for compliance with the Americans with Disabilities Act, hereinafter referred to in this Section as the "Act", with respect to the





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Leased Premises only if required because of tenant's specific use of the Leased
Premises. To the extent that such compliance with the Act requires alteration of the Leased Premises and consent by Lessor under Section 4.1, such consent shall not be unreasonably withheld. Lessee further agrees to indemnify and hold Lessor harmless for any claim made against Lessor arising from, through or in any manner relating to the Lessee's non-compliance with this provision.

         SECTION 4.3. FIXTURES AND PERSONAL PROPERTY: Any equipment, inventory, or other personal property stored or situated on or about the Leased Premises by and at the expense of Lessee shall remain the property of Lessee, and Lessor agrees that Lessee shall have the right at any time, and from time to time, to remove any and all of its equipment, inventory or other personal property which it may have stored or situated on or about the Leased Premises.

         SECTION 4.4. CONDITION AND REPAIR OF PREMISES: Lessor will keep the structural elements and exterior of the Leased Premises in good repair including the roof, foundation, exterior walls, heating, air conditioning, equipment, dock areas, and roof drains. Lessee shall keep the non-structural interior of said premises in good repair, replacing all broken glass with glass of the same size and quality of that broken, and will keep the Leased Premises and appurtenances, as well as all catch basins, drains, stools lavatories, sidewalks, adjoining alleys and all other facilities and equipment located within the interior of Leased Premises, according to the applicable rules, regulations, laws and ordinances, and the direction of the proper public officers, during the term of the Lease, at its own expense. Upon the termination of this Lease in any way, Lessee will yield up said premises to Lessor in good condition and repair (loss by fire or other casualty, condemnation and ordinary wear excepted) and will deliver the keys to Lessor.

         SECTION 4.5. DAMAGE AND DESTRUCTION: In the event the Leased Premises are damaged by any peril covered by Lessor's policies of insurance to an extent which is less than twenty-five percent (25%) of the cost of replacement of the Leased Premises, the damage to that portion of the Leased Premises together with such of Lessee's installations that become a part of the real property shall promptly be repaired by Lessor, at Lessor's expense, except under the conditions hereinafter stated. Lessor shall not be obligated to expend for such repairs an amount in excess of the insurance proceeds recovered as a result of such damage and in no event shall Lessor be required to repair or replace Lessee's stock-in-trade, trade fixtures, furniture, furnishings, or other property which Lessee is required to insure under the terms of this Lease. In the event of such damage and (a) Lessor is not required to repair as hereinabove provided, or, (b) the Leased Premises are damaged to the extent of twenty-five percent (25%) or more of the costs of replacement of the Leased Premises, or (c) the building of which the Leased Premises are a part is damaged to the extent of fifty percent (50%) or more of the cost of replacement, or (d) such damage occurs during the last year of the term of this Lease, and Lessor and Lessee do not agree upon an extension of this Lease or Lessee fails to exercise an option





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to renew this Lease should there be such right, Lessor may elect either to repair or rebuild the Leased Premises or the building of which the Leased Premises are a part, as the case may be, or to terminate this Lease upon giving notice of such election in writing to Lessee within sixty (60) days after the occurrence of the event causing the damage. If the casualty, repairing, or rebuilding shall render the Leased Premises untenantable, in whole or in part, a proportionate abatement of the Base Rent shall be allowed from the date when the damage occurred until the date Lessor completes the repairs or rebuilding, the proportion to be computed on the basis of the relation which the untenantable portion of the Leased Premises bears to the gross square foot area of the Leased Premises. If Lessor is required or elects to repair the Leased Premises as herein provided, Lessee shall repair or replace its stock-in-trade, trade fixtures, furniture, adornments, special equipment, and all other items of Lessee's personal property located on or within the Leased Premises and all Improvements previously installed by Lessee upon the Leased Premises such repair and replacement by Lessee shall be in a manner and to at least a condition equal to that existing prior to the damage or destruction.

         SECTION 4.6. METERED UTILITIES: Lessee shall arrange for and pay all charges for utilities used by Lessee, which are separately measured and assessed to the Leased Premises.

         SECTION 4.7. SIGNS: Lessor agrees to permit Lessee to place signs advertising Lessee, or the goods, wares or services offered by Lessee, in and about the Leased Premises, upon the exterior of any buildings thereon and to permit Lessee to remove such signs at any reasonable time. Such signs shall be harmonious in size, style and type to other signs as may be erected in the neighborhood or vicinity immediately surrounding the Leased Premises. Notwithstanding the foregoing, Lessee shall not install any sign without the express written consent of Lessor, which consent shall not be unreasonably withheld or delayed.

                                 ARTICLE 5.
                                  INSURANCE

         SECTION 5.1. LESSEE'S OBLIGATION TO MAINTAIN: During the term of this lease, Lessee shall maintain, or cause to be maintained, at Lessee's sole cost and expense, policies of insurance as follows:

                 5.1.1. FIRE INSURANCE: Lessee will at all times during the term of this Lease insure and keep in effect on the Leased Premises, fire and casualty insurance with additional coverage commonly known as supplemental contract or extended coverage, in the amount of the replacement value of the Improvements on the Leased Premises, written by an insurance company or companies authorized to do business in the State of Indiana. Lessee shall name Lessor as an "additional insured" and shall cause all notices including invoices from the insurer to be





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         simultaneously made to Lessor at Lessor's address stated herein.
         Also, Lessee shall not be allowed to cancel such insurance for any reason without first notifying Lessor in writing ten (10) days prior to the intended cancellation. Lessee shall also obtain insurance against loss or damage to Lessee's stock-in-trade, trade fixtures, furniture, adornments, special equipment, floor and wall coverings, and all other items of Lessee's personal property located on or within the Leased Premises and also upon all Improvements installed by Lessee upon the Leased Premises. Such insurance shall include fire and extended coverage and coverage for such other hazards as may be covered by the form of all-risk insurance in effect, in an amount sufficient to cover at least eighty percent (80%) of the replacement cost (without depreciation) of such property and to prevent any co-insurance provision from becoming effective.

                 5.1.2. GENERAL LIABILITY INSURANCE: Lessee shall obtain Comprehensive general liability insurance (containing so-called "occurrence clause") against claims for bodily injury, death, and property damage occurring in or about the Leased Premises, including but not limited to any streets, alleys, sidewalks or parking areas, malls, vaults, passageways, or common areas adjoining or appurtenant to the Leased Premises. Such insurance shall afford minimum protection of $1,000,000.00 with respect to the personal injury or death occurring or resulting from one occurrence and $100,000.00 with respect to property damage.

                 5.1.3. OTHER INSURANCE REQUIRED: Lessee shall obtain such other insurance in such amounts as may from time to time be reasonably required by Lessor or any mortgagee against other insurable hazards which at the time are commonly insured against in the case of premises similarly situated.

         SECTION 5.2. INCREASE IN POLICY LIMITS: If by reason of changed economic conditions the insurance amounts referred to above become inadequate, Lessee agrees to increase the amounts of such insurance promptly upon Lessor's request. All policies of insurance carried by Lessee pursuant to this Lease shall name Lessor and Lessee as insureds, and, if required, any mortgagee, as their respective interests may appear; provided, however, that rent insurance shall provide that the proceeds thereof shall be paid to Lessor solely and said proceeds shall then be held by Lessor as security for the payment of the rent provided for herein until restoration of the Leased Premises by Lessee. To the extent Lessor receives and applies the proceeds of rent insurance, Lessee shall receive a credit against net annual rent payable hereunder.

         SECTION 5.3. RESPONSIBILITY FOR PREMIUMS: All premiums on policies of insurance which Lessee is obligated to obtain shall be paid by Lessee. The originals of such policies shall be delivered to Lessor except when such originals are required to be held by any mortgagee, in which case certificates of insurance shall be delivered to Lessor. Policies or certificates with respect to renewal policies shall be delivered to Lessor by Lessee not





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less than thirty (30) days prior to the expiration of the original policies, or succeeding renewals, as the case may be, together with receipts or other evidence that the premiums thereon have been paid for at least one year. Premiums on polices shall not be financed in any manner whereby the lender, on default or otherwise, shall have the right or privilege of surrendering or canceling the policies; provided, however, that Lessee may pay premiums in annual installments so long as such method of payment does not constitute a default under any mortgage.

         SECTION 5.4. LIMITATION OF OBLIGATION AND CANCELLATION: Each policy of insurance required of Lessee under this Lease shall have attached thereto an endorsement that such policy shall not be canceled or modified without at least ten (10) days' prior written notice to Lessor, and, if required, to each mortgagee. Each such policy shall contain a provision that no act or omission of Lessee shall affect or limit the obligation of the insurer to pay the amount of any loss sustained.

         SECTION 5.5. SATISFACTION OF INSURER'S REQUIREMENTS: Lessee shall so perform and satisfy the requirements of the companies writing any insurance policies referred to in this Lease so that at all times insurers of recognized responsibility satisfactory to Lessor shall be willing to issue or continue such policies of insurance.

         SECTION 5.6. APPROVED INSURERS: All insurance provided for in this Lease shall be effected under valid and enforceable policies issued by insurers of recognized responsibility which are licensed to do business in the State of Indiana.

         SECTION 5.7. WAIVER OF SUBROGATION: Each policy of insurance provided for in this Lease shall contain the standard form of waiver of subrogation.

         SECTION 5.8. FAILURE TO SECURE INSURANCE: If Lessee, at any time during the term hereof, fails to secure or maintain the insurance required hereunder, Lessor shall be permitted to obtain such insurance in Lessee's name or as the agent of Lessee and Lessee shall pay Lessor as additional rent the cost of such insurance.

         SECTION 5.9. INDEMNITY: Lessee, during the term hereof, shall indemnify and save harmless Lessor from and against any and all claims and demands, whether for injuries to persons or loss of life, or damage to property, occurring on or about the Leased Premises and arising out of the use and occupancy of the Leased Premises by Lessee.

         SECTION 5.10. INSURANCE HAZARDS PROHIBITED: Lessee shall not commit or permit any act or acts in or on the Leased Premises or use the Leased Premises or suffer them to be used in any manner which will increase the existing fire, liability, and other insurance rates on the Leased Premises or which will cause a cancellation of any insurance policy covering the Leased Premises or any portion thereof. Lessee shall not keep, hold, store, use, or sell in or on the Leased Premises any product or article prohibited by the standard





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form fire insurance policy, as it now exists or may hereafter provide, covering the Leased Premises and its contents, or permit or suffer any such product or article to be kept, held, stored, used, or sold in or on the Leased Premises and Lessee shall, at Lessee's sole expense, comply with any and all requirements of Lessor's insurance carriers pertaining to the Leased Premises necessary for the continued maintenance of fire and liability insurance at standard rates of the Leased Premises and appurtenances thereto. If any act or failure to act by Lessee shall cause an increase of insurance premiums paid by Lessor, Lessee shall pay all such increases within fifteen (15) days of Lessor's demand thereof.

         SECTION 5.11. LESSOR'S INSURANCE OBLIGATION: Lessor may obtain its own additional insurance on the Leased Premises in its own discretion. However, the insurance obtained by Lessee shall be considered the primary policy of insurance for any claim for damage to the Leased Premises. All claims for damage shall be submitted to the insurers under policies of insurance obtained by Lessee before any claim is submitted to insurers under policies of insurance obtained by Lessor.



                                 ARTICLE 6.
                            DEFAULT AND REMEDIES

         SECTION 6.1. DEFAULT AND REMEDIES FOR DEFAULT: Each of the following events shall be an "Event of Default" hereunder:

                 6.1.1. Failure of Lessee to pay any installment of rent or any part thereof (including but not limited to failure to make any deposit required under the terms of this lease) or any other payment of money, costs, or expenses herein agreed to be paid by Lessee, after fifteen (15) days written notice from Lessor;

                 6.1.2. Failure to observe or perform one or more of the other terms, conditions, covenants, or agreements of this Lease and the continuance of such failure for a period of 15 days after written notice by Lessor specifying such failure (unless such failure requires work to be performed, acts to be done, or conditions to be removed which cannot by their nature reasonably be performed, done, or removed, as the case may be, within such 15 day period, in which case no default shall be deemed to exist so long as Lessee shall have commenced to observe or perform the same within such 15 day period and shall diligently and continuously prosecute the same to completion);

                 6.1.3. The filing of an application by Lessee for, or a consent to the appointment of, a receiver, trustee, or liquidator of itself or of all of its assets;





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                 6.1.4.  The filing by Lessee of a voluntary petition in
         bankruptcy or the filing of a pleading in any court or record admitting in writing its inability to pay its debts as they become due;

                 6.1.5. The making by Lessee of a general assignment for the benefit of creditors;

                 6.1.6. The filing by Lessee of an answer admitting the material allegations of or consenting to or defaulting in answering a petition filed against it in any bankruptcy proceeding;

                 6.1.7. The entry of an order, judgment, or decree by any court of competent jurisdiction adjudging Lessee a bankrupt or appointing a receiver, trustee, or liquidator of it, or all of its assets, and such order, judgment, or decree continuing unstayed and in effect for any period of sixty (60) consecutive days;

                 6.1.8.  Abandonment of the Leased Premises by Lessee;

                 6.1.9. Assignment, sublease, or transfer in any manner of this Lease or the estate of Lessee to any person, except in a manner herein expressly permitted; or

                 6.1.10. A levy under execution or attachment shall be made against Lessee or its property if such execution or attachment shall not be vacated or removed by court order, bonding, or otherwise within a period of thirty (30) days.

         SECTION 6.2. NOTICE OF DEFAULT AND TERMINATION: If an Event of Default shall occur, Lessor, at any time thereafter, may at its option give notice thereof to Lessee stating that this Lease and the term hereby demised shall expire and terminate on the date specified in such notice, and upon the date specified in such notice, this Lease and the term hereby demised, and all rights of Lessee under this Lease shall expire and terminate as if that date were the date herein definitely fixed for the termination of the term of this Lease. Lessee shall thereupon quit and surrender the Leased Premises but shall remain liable as hereinafter provided. After any such termination Lessor may at its option file a written declaration of termination in the official records of the county in which the Leased Premises are located, which written declaration shall be deemed a conclusive termination of this Lease.

         SECTION 6.3. REENTRY BY LESSOR: If any Event of Default shall occur, Lessor may without notice, reenter and repossess the Leased Premises using such force for that purpose as may be necessary without being liable to indictment, prosecution, or damages therefor, and Lessee shall nevertheless remain liable as hereinafter provided for the remainder of the term hereof. If Lessor shall so reenter, Lessor may repair and alter the Leased Premises in such manner as Lessor may deem necessary or advisable, and/or let or relet the Leased Premises or any parts thereof for the whole or any part of the remainder of the term hereof or for a longer period, in Lessor's name or as agent of Lessee, and out of any rent collected or received as a result of such letting or reletting Lessor shall first receive payment for the cost and expense of retaking, repossessing, repairing and/or altering the Leased Premises, and the cost and expense of removing all persons and property therefrom; second, receive payment for the cost and expense sustained in securing any new lessees, and if Lessor shall maintain and operate the Leased Premises, the costs and expense of operating and maintaining the Leased Premises; and, third, receive payment for any balance remaining on account of the liability of Lessee to Lessor. No reentry by Lessor shall absolve or discharge Lessee from liability hereunder. Lessor shall not be responsible or liable for any failure to relet the Leased Premises or any part thereof, or for any failure to collect any rent due on any such reletting. If any rent so collected by Lessor after the aforementioned payments be insufficient to fully pay to Lessor a sum equal to all such rent and other payments and charges reserved herein, the deficiency shall be paid by Lessee on the dates herein specified for payment of rent.

         SECTION 6.4. REMEDIES CUMULATIVE: No remedy herein or otherwise conferred upon or reserved to Lessor shall be considered to exclude or suspend any other remedy, but the same shall be cumulative and shall be in addition to every other remedy given hereunder, or now or hereafter existing at law or in equity or by statute. Every power and remedy given by this Lease to Lessor may be exercised from time to time and so often as occasion may arise or as may be deemed expedient.

                                 ARTICLE 7.
                          ENVIRONMENTAL OBLIGATIONS

         SECTION 7.1. DEFINITIONS: The following definitions apply to the use of such words used in this Article.

                 7.1.1. ENVIRONMENTAL LAWS: "Environmental Laws" refer to any federal, state or local statute, rule, regulation or ordinance relating to the environment, including, without limitation, the Clear Air Act, 42 U.S.C. Section 7401, et seq.; the Clean Water Act, 33 U.S.C. Section 1251, et seq.; the Solid Waste Disposal Act, 42 U.S.C.
         Section 6901, et seq.; the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Section 9601, et seq.; the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. Section 11001, et seq., together with any parallel or similar state laws, and all rules and regulations promulgated pursuant thereto.

                 7.1.2.  HAZARDOUS SUBSTANCE:  "Hazardous Substance" refers to the following:

                        a. any "hazardous substance" or "pollutant or contaminant" as defined by Environmental Laws;

                          b. petroleum, including crude oil or any faction thereof;

                          c. any chemical substance or mixture which is deemed to present an unreasonable risk of injury to health or the environment or to be imminently hazardous so as to warrant restrictions on its manufacture, use or distribution in commerce; and

                          d.  radon.

                 7.1.3. CONTAMINATION AT THE LEASED PREMISES: The presence at, on, in or under the Leased Premises, or in the groundwater beneath the Leased Premises, of any hazardous substance in a quantity or concentration which would:

                          a. require the owner or operator of the Leased Premises to "respond" to such contamination or to incur "response" costs as a result of such contamination;

                          b. present a substantial endangerment to the public health, welfare or the environment; or

                          c. have a materially adverse effect on the market value of the Leased Premises or of any adjacent property.

         The term includes contamination on any adjacent property resulting from activities related to Lessee's occupancy or use of the Leased Premises.

                 7.1.4. RESPOND OR RESPONSE: "Respond" and "Response" shall have the meaning ascribed to them in 42 U.S.C. Section 9601.

                 7.1.5. MATERIAL: When used to describe a violation of an environmental law, "Material" shall mean any such violation:

                          a. for which any permit or license needed to construct or operate any equipment or process may be suspended, terminated or revoked;

                          b. for which monetary penalties, including punitive damages, in excess of $999.00 could be imposed;

                          c.  which would constitute a criminal violation; or

                          d. which would require the expenditure of more than $999.00 to correct;

                           e.  which could result in the imposition of
                 additional restrictions or conditions on the process rate or hours of operation of equipment or a process which would not otherwise have been imposed except for the violation.

         The terms also include any commission, omission, activity or condition which would prevent or impair Lessee's ability to transfer any existing permit or to obtain a permit or license required to operate any equipment or process at the Leased Premises.

         SECTION 7.2. STORAGE TANKS: Lessee shall not install or make use of underground storage tanks or outside storage tanks for any purpose whatsoever without the express written consent of Lessor. Lessor shall not be obligated to exercise reasonableness in the determination of whether to grant or withhold such consent, it being agreed that the risks associated with the installation of such tanks are beyond the objects of this Lease. This restriction shall also apply to any storage tanks which may be located upon the Leased Premises at the commencement of this Lease.

         SECTION 7.3. ENVIRONMENTAL WARRANTIES AND COVENANTS: Lessee hereby represents and warrants and agrees that:

                 7.3.1. Lessee will not cause any Contamination at the Leased Premises;

                 7.3.2. Lessee will not cause any Material violations of any Environmental Law at the Leased Premises;

                 7.3.3. Lessee shall not arranged for the transport, treatment or disposal of any hazardous substance generated at the Leased Premises to any off-site property which appears on the National Priorities List established under 42 U.S.C. Section 9605(a)(F)(B), or any state list which identifies facilities for Response activities or investigation;

                 7.3.4. All federal, state and local environmental permits, licenses or authorizations required to construct or operate any process, facility or equipment at the Leased Premises will be obtained by Lessee; and

                 7.3.5. Lessee will complete all environmental investigations, studies, sampling and analysis necessary to establish, to the greatest extent practicable, the accuracy of the foregoing representations.

         SECTION 7.4.    ADDITIONAL ENVIRONMENTAL WARRANTIES AND COVENANTS:
Lessee further represents, warrants and covenants to Lessor that Lessee will:

                 7.4.1. do all things necessary to ensure that the representations and warranties set forth in Section 7.3 continue to be accurate and true;

                 7.4.2. operate all facilities, processes, operations and equipment at the Leased Premises so as not to cause, suffer or allow any Contamination at the Leased Premises, or any Material violation of any Environmental Law;

                 7.4.3. institute sufficient control programs, policies or policies to prevent any Hazardous Substance generated at the Leased Premises from being transported to any off-site facility which is, or is likely to be, included on any list referenced in Section 7.3.3 above;

                 7.4.4. permit Lessor access to the Leased Premises for the purpose of investigating Lessee's continued compliance with the representations, warranties and covenants contained in Sections 7.3 and 7.4; and

                 7.4.5. promptly notify Lessor in writing of any claim, notice, occurrence or condition which would cause any representation, warranty or covenant to be incorrect, and to promptly take all steps necessary to correct, mitigate or abate such occurrence or condition.

         SECTION 7.5. BREACH OF ENVIRONMENTAL WARRANTIES AND COVENANTS: Any breach of the representations, warranties or covenants contained in Sections
7.3 and 7.4 shall be deemed an Event of Default.

         SECTION 7.6. ENVIRONMENTAL INVESTIGATION AND NON-WAIVER: The exercise of Lessor's rights under Section 7.4.5 shall not be or be deemed to be a waiver of Lessor's right to assert the existence of any event of default or of Lessor's right to exercise any other remedy provided by this Lease.

                                 ARTICLE 8.
                                CONDEMNATION

         SECTION 8.1. "EMINENT DOMAIN" DEFINED: "Eminent domain" is the power to take private property for public or quasi-public use. As used in this Lease, the words "condemned" and "condemnation" are coextensive with such right, and a voluntary conveyance by Lessor to the condemnor under threat of a taking under the power of eminent domain in lieu of or after commencement of formal proceedings shall be deemed to be such a taking within the meaning of this Lease.

         SECTION 8.2. "TOTAL CONDEMNATION" DEFINED: As used in this Lease, the terms "total condemnation" and "total taking" mean the taking of the entire Leased Premises under the power of eminent domain or a taking of so much of the Leased Premises under such power as to prevent or substantially impair the conduct of Lessee's business thereon.

         SECTION 8.3. "PARTIAL CONDEMNATION" DEFINED: As used in this Lease, the terms "partial condemnation" and "partial taking" mean the taking of a portion of the Leased Premises under the power of eminent domain where such taking does not constitute a total taking as defined in this Lease.

         SECTION 8.4.  EFFECT OF TOTAL CONDEMNATION:

                 8.4.1. TERMINATION OF LEASEHOLD: In the event that there is a total condemnation of the Leased Premises during the lease term or any extension hereof, the leasehold estate hereby created shall cease and terminate as of the date title to the property is taken by the condemnor or at the time the condemnor is authorized to take possession of the property as stated in an order for possession, whichever is earlier.

                 8.4.2. DISPOSITION OF AWARD: Upon such total condemnation as in this Section provided, all compensation and damages for such taking shall belong to and be the sole property of Lessor, and Lessee shall have no claim thereto and hereby irrevocably assigns and transfers to Lessor all right, title and interest Lessee may have to compensation for damages to which Lessee may become entitled thereby. Notwithstanding the foregoing, Lessee shall be entitled to receive any award made for the taking of or damage to Lessee's trade fixtures and any Improvements made by Lessee to the Leased Premises which Lessee would have had the right to remove on expiration or earlier termination of this Lease but for the condemnation and for any reasonable and necessary moving expenses.

                 8.4.3. RENT OBLIGATION: Upon termination of this Lease by a total condemnation of the Leased Premises, all rents and other charges payable by Lessee to or on behalf of Lessor under the provisions of this Lease shall be paid up to the date on which actual physical possession of the Leased Premises shall be taken by the condemnor.
         The parties hereto shall thereafter be released from all further liability in relation thereto.

         SECTION 8.5.  EFFECT OF PARTIAL CONDEMNATION:

                 8.5.1. TERMINATION OF LEASEHOLD: In the event that there is a partial condemnation of the Leased Premises during the lease term or any extension hereof, this Lease shall terminate as to the portion of the Leased Premises so taken on the date title to the property is taken by the condemnor or at the time the condemnor is authorized to take possession of the property as stated in an order for possession, whichever is earlier.

                 8.5.2. DISPOSITION OF AWARD: Upon such partial condemnation, all compensation and damages for such partial condemnation shall belong to and be the sole property of Lessor, and Lessee shall have no claim thereto and hereby irrevocably assigns and transfers to Lessor all right, title and interest Lessee may have to compensation for damages to which Lessee may become entitled thereby. Notwithstanding the foregoing, Lessee shall be entitled to receive any award made for the taking of or damage to Lessee's trade fixtures and any Improvements made by Lessee to the Leased Premises which Lessee would have had the right to remove on expiration or earlier termination of this Lease but for the condemnation.

                 8.5.3. REPAIR OF THE LEASED PREMISES: In the event the Leased Premises are condemned in an amount which is less than twenty-five percent (25%) of the cost of replacement of the Premises, the damage to that portion of the Leased Premises and the improvements shall promptly be repaired by Lessor, at Lessor's expense, except under the conditions hereinafter stated. Lessor shall not be obligated to expend for such repairs an amount in excess of the condemnation proceeds recovered. In no event shall Lessor be required to repair or replace Lessee's stock-in-trade, trade fixtures, furniture, furnishings, or other property of Lessee. In the event of a condemnation and (a) Lessor is not required to repair as hereinabove provided, or, (b) the Leased Premises are condemned to the extent of twenty-five percent (25%) or more of the cost of replacement of the Leased Premises, or (c) such condemnation occurs during the last year of the term of this Lease, and Lessor and Lessee do not agree upon an extension of this Lease or Lessee fails to exercise its option to renew this Lease should there be such right, Lessor may elect either to repair or rebuild the Leased Premises or to terminate this Lease by giving Lessee thirty (30) days notice of the same. If the repairing or rebuilding of the Leased Premises renders the Leased Premises untenantable, in whole or in part, a proportionate abatement of the Base Rent shall be allowed from the date when the condemnation occurred until the date Lessor completes the repairs or rebuilding, the proportion to be computed on the basis of the relation which the untenantable portion of the Leased Premises bears to the gross square foot area of the Leased Premises. If Lessor is required or elects to repair the Leased Premises as herein provided, Lessee shall repair or replace its stock-in-trade, trade fixtures, furniture, adornments, special equipment, and all other items of personal property of Lessee located on or within the Leased Premises and all Improvements previously installed by Lessee upon the Leased Premises. Such repair and replacement by Lessee shall be in a manner and in a condition at least equal to that existing prior to the damage or destruction.

                 8.5.4. RENT OBLIGATION: Upon termination of this Lease in whole or in part as herein provided, all rentals and other charges payable by Lessee to or on behalf of Lessor hereunder shall be paid up by Lessee to the date on which actual physical possession shall be taken by the condemnor, and, Lessee shall thereafter be liable only for rent in an amount in proportion to the amount of the Leased Premises remaining.

                                  ARTICLE 9.
                       MISCELLANEOUS RIGHTS AND DUTIES

         SECTION 9.1. ASSIGNMENT AND SUBLETTING: Lessee shall not assign any interest in this Lease or sublet the Leased Premises, or any part thereof, without the express written consent of Lessor obtained in advance which consent shall not be unreasonably withheld or delayed.

         SECTION 9.2. INSPECTION BY LESSOR: Upon reasonable prior notice, Lessor shall have the right to inspect the Leased Premises at any time during normal business hours and during the last ninety (90) days of the term of this Lease, to advertise the Leased Premises as for sale or rent and to enter the Leased Premises for the purpose of showing the same to prospective lessees or purchasers.

         SECTION 9.3. NON-WAIVER: Any waiver by Lessor of any Event of Default or breach of this Lease shall not be construed as a waiver of subsequent Events of Default or breaches which may be committed by Lessee, and failure of Lessor to exercise any right or remedy herein granted to Lessor shall not operate as a waiver of such right or remedy.

         SECTION 9.4. WAIVER OF LESSOR LIABILITY: Lessor shall not be liable for any damage either to person or property sustained by Lessee or by other persons due to any act or neglect of any other person other than Lessor, its employees, agents, invitees, Licensees, or contractors. If any damage shall be caused to the Leased Premises by the acts or neglect of Lessee, its employees, agents, invitees, licensees, or contractors, Lessor may, at its option, repair such damage, and Lessee shall on demand reimburse Lessor for any amount expended. Lessee further agrees that all personal property upon the Leased Premises, whether belonging to Lessee or to any other person, shall be at the risk of Lessee only, and Lessor shall not be liable for any damage thereto or theft thereof. Lessee hereby waives any claim against Lessor, including incidental and consequential damages, arising from, through or in any manner related to this Lease, the Leased Premises, Lessor's negligence or Lessor's obligations hereunder.

         SECTION 9.5. CONDITION OF LEASED PREMISES: The Leased Premises are leased to Lessee "AS IS". Lessor makes no representation or warranty of any kind concerning the condition of the Leased Premises. Lessee assumes all obligations for the care and maintenance of the Leased Premises not specifically assumed herein by Lessor.

         SECTION 9.6. LESSOR'S WARRANTIES: Lessor warrants that Lessee shall have peaceful possession and quiet enjoyment of the Leased Premises during the term of this Lease (including any renewal thereof) and that Lessee may use the same in the manner provided in Section 1.4, including any activities which are ancillary or incident to such use; provided, however, that Lessee shall, at its own cost and expense, obtain any and all licenses and permits necessary for any such use.

         SECTION 9.7.  HOLDOVER PROVISIONS:   If Lessee fails to notify Lessor
in the manner provided in this Section of its intention to exercise this option and thereafter remains on the Leased Premises upon the expiration of the term of this Lease, Lessor may determine that no tenancy of any duration shall be created; that a tenancy shall exist and be deemed to continue for month to month; or that Lessee has exercised its option to renew and extend as provided by this Section and in such latter event both Lessor and Lessee shall be bound by the terms of such renewal and extension. If Lessor deems the tenancy to continue for month to month it shall so continue at One and one-half (1 1/2) times the monthly installment of Base Rent above provided and on the terms herein expressed where applicable.

         SECTION 9.8. ABANDONED PERSONAL PROPERTY AND LIENS: At Lessor's election and demand, Lessee shall remove all of Lessee's personal property from the Leased Premises at the termination of the tenancy hereby created or at any time Lessee vacates the Leased Premises or fails to occupy the same for 15 days, whichever first occurs. In the event Lessee fails to remove Lessee's stock-in-trade, trade fixtures, furniture, adornments, special equipment, and all other items of personal property of Lessee located on or within the Leased Premises and all Improvements installed by Lessee upon the Leased Premises as may be required hereunder, Lessor shall have no obligation to store or protect the same and may dispose of the same without notice to Lessee in any manner, including without limitation, by:

                  gift of the same to charity;

                  disposal of the same as rubbish; and

                  sale of the same in any manner.

In the event such personal property is sold, Lessor shall be entitled to compensation for the costs of such sale including, without limitation, an amount equal to the value of Lessor's labor. If Lessee makes no claim to the proceeds of any such sale within six (6) months thereof, all such proceeds shall become the property of Lessor.

         SECTION 9.9. LESSOR'S LIEN: The rent hereunder and each and every installment thereof, and all costs, reasonable attorneys' fees, or other expenses which may be incurred by Lessor in enforcing the provisions of this Lease, or on account of any delinquency of Lessee in carrying out the provisions of this Lease, shall be and hereby are declared to constitute a valid lien upon the interest of Lessee in this Lease and the stock-in-trade, trade fixtures, furniture, adornments, special equipment, and all other items of personal property of Lessee located on or within the Leased Premises and all Improvements installed by

Lessee upon the Leased Premises. Lessor is hereby authorized by Lessee, at Lessor's expense, to cause this Lease, or any statement or other instrument in respect to this Lease showing the interest of Lessor in the property of Lessee, including Uniform Commercial Code Financing Statements to be filed or recorded and refiled and rerecorded. Lessee further grants Lessor the right to file such statements without Lessee's signature.

         SECTION 9.10. SUBORDINATION: Lessor reserves the right to subject and subordinate this Lease to the lien of any mortgage hereafter placed upon the Leased Premises or the land and building of which the Leased Premises are a part, provided that the Lease will only be subordinate if Lessee receives a non-disturbance agreement.

         SECTION 9.11. INDIANA RESPONSIBLE PROPERTY TRANSFER ACT: If, during the term of this Lease, Lessor transfers the Leased Premises, Lessee shall provide such information required by the Indiana Responsible Property Transfer Act ("Act"), Ind. Code 13-7-22.5-1, et seq., to enable Lessor to deliver the environmental disclosure document for transfer of real property, as required by the Act.


                                 ARTICLE 10.
                        ADMINISTRATION AND ENFORCEMENT

         SECTION 10.1. ATTORNEYS' FEES AND COSTS: If litigation occurs between the parties, the successful party shall pay and discharge all reasonable costs, attorney's fees and expenses that shall be made and incurred by the successful party in enforcing the covenants and agreements of this Lease, including the agreement to deliver possession for any reason herein provided.

         SECTION 10.2. FORCE MAJEURE: If Lessor or Lessee is delayed or prevented from the performance of any act required by this Lease by reason of an act of God, strikes, lockouts, labor troubles, inability to procure materials, restrictive governmental laws or regulations, or any other cause without fault and beyond the reasonable control of Lessor, performance of such act shall be excused for the period of the delay. The performance of such act shall be extended for a period equivalent to the period of such delay, provided, however, that nothing in this Section shall excuse Lessor from the prompt payment of any sum or charge required except as may be expressly provided elsewhere in this Lease.

         SECTION 10.3. ADDITIONAL DOCUMENTS: Lessor agrees to assist and cooperate in any application or petition to any governmental authority necessary or convenient to obtain any permit, license, or approval of such authority as needed for Lessee's Use and to sign any additional documents, as landowner, necessary or convenient to such application or petition. Such assistance shall be without cost or expense to Lessor and shall not create any obligation for the payment of any expense by Lessor. Any such cost and expense to be incurred by Lessor shall be paid in advance by Lessee.

         SECTION 10.4. NOTICES: Except as may be otherwise specifically provided in this Agreement, all notices required or permitted hereunder shall be in writing and shall be deemed to be delivered when deposited in the United States mail, postage prepaid, Registered or Certified mail, return receipt requested, addressed to Lessor or Lessee, as the case may be, at the addresses shown above in Article 1. or at such other addresses as the parties may specify in writing. Notwithstanding the foregoing, notice to Lessee shall be sufficient if mailed to the Leased Premises in the manner specified in this Section or if conspicuously posted thereon.

         SECTION 10.5. INDIANA LAW TO APPLY: This Lease shall be construed under and in accordance with the laws of the state of Indiana and all obligations of the parties created hereunder are performable in that state.

         SECTION 10.6. HEADINGS: The headings used in this Lease are used for administrative purposes only and do not constitute substantive matters to be considered in construing the terms of this Lease.

         SECTION 10.7. PARTIES BOUND: This Lease is binding on and shall inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, successors and assigns as permitted by this Lease.

         SECTION 10.8. CONSTRUCTION: This Lease shall not be strictly construed against any party.

         SECTION 10.9. SEVERABILITY: In case any one or more of the provisions contained in this Lease shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect other provisions hereof, and this Lease shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein.

         SECTION 10.10. COUNTERPARTS: This Lease may be executed in any number of counterparts and each such counterpart shall, for all purposes, be deemed to be an original.

         SECTION 10.11. GENDER: Wherever the context shall so require, all words in the masculine gender shall be deemed to include the feminine or neuter gender; all singular words shall include the plural; and, all plural words shall include the singular.

         SECTION 10.12. PRIOR LEASES SUPERSEDED: Except as otherwise specifically referred to in this Lease, this Lease supersedes any prior understandings, written or oral, among the parties respecting the within subject matter.

         SECTION 10.13. MEMORANDUM OF LEASE: Lessor and Lessee agree to execute a Memorandum of Lease and to file the same in the Office of the Recorder of the county in which the Leased Premises is located. Neither party shall cause this Lease to be recorded.

         SECTION 10.14. MODIFICATION: This Lease shall not be modified except through written instrument or superseding lease executed by the parties hereto, their successors in interest, or their lawful representatives.

         SECTION 10.15. ENTIRE AGREEMENT: This Lease and the exhibits attached hereto, if any, set forth all of the covenants, promises, and
agreements between Lessee and Lessor concerning the Leased Premises.   There
are no covenants, promises, agreements, conditions, or understandings, either oral or written, other than herein set forth. No subsequent alteration, amendment, change, or supplement to this Lease shall be binding unless such alteration, amendment, change or supplement is made in writing and executed by Lessor and Lessee.

         SECTION 10.16.  WARRANTIES OF PERSONS SIGNING:    Each of the person
executing this Lease on behalf of an entity represents and warrants that he or she is lawfully entitled so to do and bind that entity hereto.

         IN WITNESS WHEREOF, Liddell L.L.C., Lessor, and Systems Management, Inc., Lessee, have executed this Lease on the date first above written.



    "SYSTEMS MANAGEMENT, INC."             "LIDDELL L.L.C." AN INDIANA LIMITED
                                             LIABILITY COMPANY


BY:  /s/ Thomas P. Liddell             BY:  /s/ Thomas P. Liddell
    ----------------------------           ----------------------------------
    THOMAS P. LIDDELL, PRESIDENT           THOMAS P. LIDDELL, MANAGING MEMBER


MEDICAL MANAGER CORPORATION           BY:   /s/ Timothy S. Liddell
                                           -----------------------------------
                                           TIMOTHY S. LIDDELL, MANAGING MEMBER

BY:  /s/ John H. Kang
    ----------------------------
    JOHN H. KANG, PRESIDENT





STATE OF INDIANA:     )

                          )  SS:
ST. JOSEPH COUNTY:        )

         Before me the undersigned, a Notary Public in and for said County and State, personally appeared Thomas P. Liddell, for and on behalf of Systems Management, Inc., and acknowledged the execution of the foregoing Commercial Lease as his voluntary act and deed for the purposes therein set forth.


         WITNESS my hand and notarial Seal this 23rd day of December, 1996.


                                      /s/ Michael A. Trippel
                                     ----------------------------------------
                                     Notary Public

                                     ----------------------------------------
                                     Print Name
                                     Residing in  St. Joseph
                                                 ----------------------------
                                     County
My Commission Expires: June 27, 2000 State of Indiana
                       -------------




STATE OF INDIANA:         )
                          )  SS:
ST. JOSEPH COUNTY:        )

         Before me the undersigned, a Notary Public in and for said County and State, personally appeared Thomas P. Liddell, for and on behalf of Liddell L.L.C., and acknowledged the execution of the foregoing Commercial Lease as his voluntary act and deed for the purpose therein set forth.

         WITNESS my hand and notarial Seal this 23rd day of December, 1996.


                                      /s/ Michael A. Trippel
                                     ----------------------------------------
                                     Notary Public

                                     ----------------------------------------
                                     Print Name
                                     Residing in  St. Joseph
                                                 ----------------------------
                                     County
My Commission Expires: June 27, 2000 State of Indiana
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STATE OF INDIANA:         )
                          )  SS:
ST. JOSEPH COUNTY:        )

         Before me the undersigned, a Notary Public in and for said County and State, personally appeared Timothy S. Liddell, for and on behalf of Liddell L.L.C., and acknowledged the execution of the foregoing Commercial Lease as his voluntary act and deed for the purpose therein set forth.

         WITNESS my hand and notarial Seal this 23rd day of December, 1996.


                                      /s/ Michael A. Trippel
                                     ----------------------------------------
                                     Notary Public

                                     ----------------------------------------
                                     Print Name
                                     Residing in  St. Joseph
                                                 ----------------------------
                                     County
My Commission Expires: June 27, 2000 State of Indiana
                       -------------




STATE OF FLORIDA          )
                          )  SS:
Hillsborough COUNTY       )

         Before me the undersigned, a Notary Public in and for said County and State, personally appeared John H. Kang, President of Medical Manager Corporation, for and on behalf of said corporation, and acknowledged the execution of the foregoing Commercial Lease as his voluntary act and deed for the purpose therein set forth.

         WITNESS my hand and notarial Seal this 11th day of December, 1996.


                                      /s/ Barbara L. Walton
                                     ----------------------------------------
                                     Notary Public

                                     ----------------------------------------
                                     Print Name
                                     Residing in  Hillsborough
                                                 ----------------------------
                                     County
My Commission Expires:April 24, 2000 State of Florida
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